EXHIBIT 10.14
                                     FORM OF

                            DOMAIN ENERGY CORPORATION

            1997 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

1.    PURPOSES

            Domain Energy Corporation, a Delaware corporation (the "Company"), desires to attract and retain the services of outstanding nonemployee directors by affording them an opportunity to acquire a proprietary interest in the Company through automatic, non-discretionary awards of options ("Options") exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

            The Options offered pursuant to this Domain Energy Corporation 1997 Stock Option Plan for Nonemployee Directors (the "Plan") are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.

            The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            As used in the Plan, the term "subsidiary corporation" shall mean a corporation coming within the definition of such term contained in Section 424(f) of the Code.

2.    STOCK SUBJECT TO THE PLAN

            Options granted under the Plan shall be exercisable for shares of the Company's common stock, par value $.01 per share ("Common Stock").

            The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the "Shares"), shall not exceed, in the aggregate, [_______] of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with Section 13 of the Plan.
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            Shares available for issuance under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

3.    EFFECTIVE DATE AND TERM OF THE PLAN

            The Plan shall become effective at 5:00 p.m., Houston time, on June __, 1997 (the "Effective Date"). The Plan shall terminate at the close of business on June __, 2007 (the "Termination Date"), unless sooner terminated in accordance with its terms.

4.    ADMINISTRATION

            The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), which may designate from among its members a committee to exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan. (References herein to the Board of Directors shall be deemed to include references to any such committee, except as the context otherwise requires.) Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan. However, the timing of grants of Options under the Plan and the determination of the amounts and prices of such Options shall be effected automatically in accordance with the terms and provisions of the Plan without further action by the Board of Directors.

            The determination of the Board of Directors on matters referred to in this Section 4 shall be conclusive.

5.    ELIGIBILITY

            Each member of the Board of Directors who is not an employee of the Company or any subsidiary corporation of the Company shall be eligible to be granted Options under the Plan ("Eligible Directors").

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6.    OPTION GRANTS

            On the Effective Date, each Eligible Director then in office shall automatically be granted an Option to purchase [______] Shares (subject to adjustment as provided in Section 13). Future Eligible Directors shall automatically be granted an Option to purchase [______] Shares (subject to adjustment as provided in Section 13) upon their initial appointment or election to the Board of Directors. On the date of the annual meeting of stockholders of the Company which takes place during the calendar year in which the first anniversary of the Final Vesting Date (as defined below) of an Option occurs, the holder of such Option shall automatically be granted an Option to purchase [______] Shares (subject to adjustment as provided in Section 13), provided such holder is an Eligible Director in office immediately following such annual meeting. Each Option granted to an Eligible Director pursuant to the Plan shall be evidenced by a written agreement between the Company and such Eligible Director substantially in the form of Exhibit A hereto (each such agreement, a "Grant Agreement"). Any Eligible Director entitled to receive an Option grant pursuant to the Plan may elect to decline the Option.

7.    OPTION PRICE AND PAYMENT

            The price for each Share purchasable upon exercise of any Option granted hereunder shall be an amount equal to the fair market value per Share on the date of grant. For purposes of the Plan, fair market value per share with respect to any date of determination, means:

                  (i) if the Shares are listed or admitted to trading on a
            national securities exchange in the United States or reported through the National Association of Securities Dealers Automated Quotation System-National Market System ("NASDAQ- NMS"), then the closing sale price on such exchange or NASDAQ-NMS on such date or, if no trading occurred or quotations were available on such date, then on the closest preceding date on which the Shares were traded or quoted; or

                  (ii) if not so listed or reported but a regular, active public market for the Shares exists (as determined in the sole discretion of the Board of Directors, whose decision shall be

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            conclusive and binding), then the average of the closing bid and ask quotations per Share in the over-the-counter market for such Shares in the United States on such date or, if no such quotations are available on such date, then on the closest date preceding such date. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market."

            If the Board of Directors determines that a regular, active public market does not exist for the Shares, the Board of Directors shall determine the fair market value of the Shares in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

            The payment of the option price for all Shares purchased pursuant to the exercise of an Option shall be (w) by cash or check in full on the date of exercise (such cash or check may be delivered on behalf of a holder of an option by a stock broker designated by the Company to whom such holder has submitted an irrevocable notice of election, on forms approved by the Company, to sell shares of Common Stock deliverable upon exercise of an Option), (x) through the delivery of shares of Common Stock having a fair market value equal to the full amount of the exercise price, (y) by the withholding by the Company from the Shares issuable upon any exercise of the Option that number of Shares having a fair market value equal to such exercise price pursuant to a written election delivered to the Board of Directors prior to the date of exercise, or (z) by a combination of such methods. The Board of Directors shall determine acceptable methods for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. The fair market value per share of shares of Common Stock so delivered or withheld shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations.
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8.    TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF
      EXERCISE

            Any Option granted to an Eligible Director shall be exercisable, on a cumulative basis, for a period commencing on the date of grant and ending ten
(10) years after the date of grant of such Option as follows:

            (a)   up to one third of the total number of
Shares subject to an Option may be purchased as of the date of grant of an Option;

            (b) up to an additional one third of the total number of Shares subject to an Option may be purchased as of the date of the annual meeting of stockholders of the Company in the year following the year in which the Option was granted ("Second Vesting Date"), provided that such holder is an Eligible Director immediately following such annual meeting; and

            (c) the balance of the total number of Shares subject to an Option may be purchased as of the date of the annual meeting of stockholders of the Company next following the Second Vesting Date (the "Final Vesting Date"), provided such holder is an Eligible Director immediately following such annual meeting.

            To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

            In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred (100) Shares (unless the number purchased is the total balance for which the Option is then exercisable).

            A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

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9.    TERMINATION OF DIRECTORSHIP

            If an Eligible Director's service as a director of the Company is terminated, any Option previously granted to such Eligible Director shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

                  (a) if an Eligible Director holding an outstanding Option dies, including during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) immediately below, such Option shall, to the extent exercisable on the date of death and not theretofore exercised, remain exercisable for one (1) year after such Eligible Director's death, by such Eligible Director's legatee, distributee, guardian or legal or personal representative; and

                  (b) if the service of an Eligible Director holding an outstanding Option is terminated by reason of (i) such Eligible Director's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company or (iii) failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, except if such failure to nominate for re-election is due to any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary corporation or parent corporation of the Company (in which case, such Option shall terminate and no longer be exercisable), such Option shall, to the extent exercisable on the date of such termination and not therefore exercised, remain exercisable at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, subject to the above exceptions thereto stated in this clause (b), and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability.

            None of the events described above shall extend the period of exercisability of an Option beyond the expiration date thereof. If an Option granted hereunder
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shall be exercised by the legal representative of a deceased Eligible Director or former Eligible Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Eligible Director or former Eligible Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

10.   EXERCISE OF OPTIONS

            Options granted under the Plan, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Sections 8 or 9:

            (a) Notice in writing signed by the optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Board of Directors;

            (b) Payment for the shares with respect to which such Option or portion thereof is exercised (i) by cash or check on the date of exercise (such cash or check may be delivered on behalf of a optionee by a stock broker designated by the Company to whom the optionee has submitted an irrevocable notice of election, on forms approved by the Company, to sell shares of Common Stock deliverable upon exercise of an Option), (ii) through the delivery of shares of Common Stock having a fair market value equal to the full amount of the exercise price, (iii) by the withholding by the Company from the shares of Common Stock issuable upon any exercise of the Option that number of shares having a fair market value equal to such exercise price pursuant to a written election delivered to the Board of Directors prior to the date of exercise, or (iv) by a combination of such methods;

            (c) A written representation and agreement (which may be included within the applicable Grant Agreement), in a form satisfactory to the Board of Directors, signed by the optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own

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      account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations thereunder, and that the optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Board of Directors may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

            (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option, which payment shall be (i) by cash or check or (ii) by electing, pursuant to a written notice delivered to the Board of Directors prior to the date of exercise, to have shares of Common Stock (having an aggregate fair market value on the date of exercise sufficient to satisfy the applicable tax withholding requirements) withheld from the shares deliverable upon such exercise; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 9 by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the Option.

Without limiting the generality of the foregoing, the Board of Directors may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have
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been registered under the Act, and such registration is then effective in respect of such shares.

11.   USE OF PROCEEDS

            The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

12.   NON-TRANSFERABILITY OF OPTIONS

            An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of such holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

13.   ADJUSTMENTS

            In the event of any change in the outstanding Common Stock by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization or merger, Change of Control (as defined below) or similar event, or as required under any Grant Agreement, the Board of Directors may adjust appropriately the number of Shares subject to the Plan and available for or covered by each outstanding Option and make such other revisions to outstanding Options as it deems are equitably required.

14.   MERGER, CONSOLIDATION, EXCHANGE, ACQUISITION,
      LIQUIDATION OR DISSOLUTION

            In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Board of Directors may provide, with respect to the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, a Change of Control or the recapitalization, reclassification, liquidation or dissolution of the Company, either (a) that such Option

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cannot be exercised after such event, in which case the Board of Directors shall also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such event, that for some period of time prior to such event, such Option shall be exercisable as to all Shares subject thereto which are exercisable or, by virtue of the event, become exercisable, notwithstanding anything to the contrary herein (but subject to the expiration thereof pursuant to Sections 8 and 9 hereof) and that, upon the occurrence of such event, such Option shall terminate and be of no further force or effect; or
(b) that even if the Option shall remain exercisable after such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such event.

            In addition, in the event of a Change of Control, the Board of Directors may, in its absolute discretion and on such terms and conditions as it deems appropriate, provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of the Change of Control, that such Option shall be exercisable as to all or any portion of the shares subject thereto, notwithstanding anything to the contrary herein (but subject to the expiration thereof pursuant to Sections 8 and 9 hereof).

            As used in the Plan, the following words shall have the following meanings:

            (a) "Change of Control" shall mean the occurrence of either (x) the purchase or other acquisition by any person, entity or group (within the meaning of section 13(d) of 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions) of persons or entities (a "Group"), other than the FRC Entities, of (i) ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (ii) all or substantially all of the direct and indirect assets of the Company and its subsidiaries or (y) any merger, consolidation, reorganization or other business combination of the Company with or into any other entity which results in a person, entity or Group other than the FRC Entities owning fifty percent (50%) or more of the combined voting power of the surviving or resulting

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corporation's then outstanding voting securities entitled to vote generally; and

            (b) "FRC Entities" shall mean investment funds or other entities for which First Reserve Corporation acts as a general and/or managing partner or in respect of which First Reserve Corporation provides investment advice, either directly or through entities controlled by it.

15.   RIGHT TO TERMINATE SERVICE

            The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any Eligible Director holding Options and shall not impose any obligation on the part of any Eligible Director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

16.   ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF
      EXPENSES

            Upon any exercise of an Option granted hereunder and payment of the purchase price therefor, a certificate or certificates representing the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

            The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Board of Directors, in its sole discretion, determines to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

            The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares. All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

17.   WITHHOLDING TAXES

            The Company may require an Eligible Director exercising an Option to pay to the Company, upon its demand,
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such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company shall have no obligation to issue, and the Eligible Director shall have no right to receive, the Shares subject to such Option.

18.   LISTING OF SHARES AND RELATED MATTERS

            If at any time the Board of Directors shall determine that the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

19.   AMENDMENT OF THE PLAN

            The Board of Directors may, from time to time, amend the Plan; provided, however, that (i) no amendment shall become effective without the approval of the stockholders of the Company to the extent that stockholder approval is required in order to comply with Rule 16b-3 (or any successor provision) under the Exchange Act and (ii) if required in order to comply with Rule 16b-3 under the Exchange Act, no provision of the Plan addressing eligibility to participate in the Plan or the amount, price or timing of Options to be granted under the Plan may be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

20.   TERMINATION OR SUSPENSION OF THE PLAN

            The Board of Directors may at any time suspend or terminate the Plan. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in

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effect shall not be altered or impaired by suspension or termination of the
Plan, except upon the consent of the person to whom the Option was granted. The ministerial power of the Board of Directors to construe and administer any Options under Section 4 that are granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

21.   PARTIAL INVALIDITY

            The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

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                                                                       EXHIBIT A
                                          June __, 1997
[Nonemployee Director]

            RE:   AUTOMATIC GRANT OF STOCK OPTION

Dear [         ]:

            On May __, 1997, the Board of Directors of Domain Energy Corporation (the "Company") authorized and approved the 1997 Stock Option Plan for Nonemployee Directors (the "Plan"), which Plan became effective on June __, 1997. The Plan provides for the automatic grant of options to the nonemployee directors of the Company. A copy of the Plan is annexed hereto and shall be deemed a part hereof as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

            The Company hereby grants to you the option (the "Option") to purchase, in accordance with the terms and conditions set forth in the Plan, but subject to the limitations set forth herein and in the Plan, an aggregate of __________ shares of Common Stock, $.01 par value per share, of the Company at a price of $_________ per share, such option price being, in the judgment of the Board of Directors, not less than one hundred percent (100%) of the fair market value of such share at the date hereof (i.e., June __, 1997). The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            Subject to the provisions and limitations of Sections 8 and 10 of the Plan, this Option may be exercised by you, on a cumulative basis, during a period of ten (10) years commencing on the date hereof and terminating at the close of business on June __, 2007 as follows:

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            (a)  up to [one-third] of the total number of
shares subject to this Option may be purchased by you as of the date hereof;

            (b) up to an additional [one-third] of the total number of shares subject to this Option may be purchased by you as of the date of the annual meeting of stockholders of the Company during 1998, provided that you are an Eligible Director immediately following such annual meeting; and

            (c) the balance of the total number of shares subject to this Option may be purchased by you as of the date of the annual meeting of stockholders of the Company during 1999, provided that you are an Eligible Director immediately following such annual meeting.

            The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the expiration of ten (10) years from the date hereof. If, however, prior to the expiration of ten (10) years from the date hereof, your service as a director of the Company terminates, this Option will terminate on the applicable date set forth in Section 9 of the Plan.

            In no event shall you exercise this Option for a fraction of a share or for less than one hundred (100) Shares (unless the number purchased is the total balance for which the Option is then exercisable).

            This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

            Any exercise of this Option shall be in writing addressed to the Secretary of the Company at the principal place of business of the Company, and shall comply with the requirements of the Plan.

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            If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

            You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to this Option,
(i) you are purchasing the shares for your own account, for investment and not with a view to the resale or distribution thereof and (ii) any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption. You further covenant and agree to indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by you is contrary to the representation and agreement referred to above.

            As provided in the Plan, the Company may require you to pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid either (i) by cash or check or (ii) by electing, pursuant to a written notice delivered to the Board of Directors prior to the date of exercise, to have shares of Common Stock (having an aggregate fair market value on the date of exercise sufficient to satisfy the applicable tax withholding requirements) withheld from the shares deliverable upon such exercise, the Company shall have no obligation to issue, and you shall have no right to receive, any shares subject to this Option.

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            This agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

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            Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.

                                    Very truly yours,

                                    DOMAIN ENERGY CORPORATION


                                    By: __________________________

ACCEPTED:


__________________________
Signature of Director


__________________________
Name of Director

Date:________________________

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